EQ ADVISORS TRUSTSM

Multimanager Technology Portfolio – Class IA and IB Shares

SUPPLEMENT DATED DECEMBER 1, 2017 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2017,

AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2017, as supplemented, of the Multimanager Technology Portfolio, a series of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the addition of a portfolio manager to the Multimanager Technology Portfolio (the “Portfolio”).

Multimanager Technology Portfolio – Class IA and IB Shares

Effective December 1, 2017, the table in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Wellington Management Company LLP (“Wellington”)”, is amended to include the following information:

Name	Title	Date Began Managing the Portfolio
Brian Barbetta	Managing Director and Global Industry Analyst of Wellington	December 2017